UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 19, 2018

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into Material Definitive Agreement.

On March 19, 2018, Sysco Corporation (“Sysco”) issued $500,000,000 aggregate principal amount of its 3.550% Senior Notes due 2025 (the “2025 Notes”) and $500,000,000 aggregate principal amount of its 4.450% Senior Notes due 2048 (the “2048 Notes” and, together with the 2025 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an Underwriting Agreement, dated March 8, 2018, among Sysco, the Guarantors named on Schedule I thereto (the “Guarantors”), and Goldman, Sachs & Co. LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto, previously filed with the Securities and Exchange Commission (the “SEC”).

Sysco intends to use a portion of the net proceeds of the Notes offering to fund the purchase, pursuant to a tender offer, of up to $200 million combined aggregate principal amount of the following securities, in order of priority from the highest priority to the lowest priority: its 6.625% Senior Notes due 2039, its 7.160% Debentures due 2027, its 6.500% Debentures due 2028 and its 5.375% Senior Notes due 2035. The remaining net proceeds are expected to be used to repay outstanding borrowings under Sysco’s commercial paper program and for general corporate purposes. The Notes offering was not conditioned upon the successful consummation of the tender offer.

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-206568) and are described in a Prospectus Supplement, dated March 8, 2018. The Notes initially are fully and unconditionally guaranteed by Sysco’s direct and indirect wholly owned subsidiaries that guarantee Sysco’s other senior notes issued under the indenture governing the Notes or any of Sysco’s other indebtedness. Interest on the 2025 Notes will be paid semi-annually on March 15 and September 15, beginning September 15, 2018. Interest on the 2048 Notes will be paid semi-annually on March 15 and September 15, beginning September 15, 2018. The terms of the 2025 Notes are more fully described in the Thirty-Second Supplemental Indenture, and the terms of the 2048 Notes are more fully described in the Thirty-Third Supplemental Indenture, each dated as of March 19, 2018 (collectively, the “Supplemental Indentures”), among Sysco, as Issuer, the Guarantors named therein and U.S. Bank National Association (the “Trustee”), as trustee solely with respect to the Notes and any other series of Securities (as defined in the Base Indenture (as defined below)) issued thereunder, for which the Trustee may be designated from time to time as trustee, in lieu of The Bank of New York Mellon Trust Company, N.A. (“Bank of New York Mellon”). The Supplemental Indentures were entered into in accordance with the provisions of the Indenture, dated as of June 15, 1995 (the “Base Indenture”), between Sysco and Bank of New York Mellon, as amended and supplemented by the Thirteenth Supplemental Indenture, dated as of February 17, 2012, among Sysco, the Guarantors named therein and Bank of New York Mellon.

At Sysco’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If Sysco elects to redeem (i) the 2025 Notes before the date that is two months prior to the maturity date or (ii) the 2048 Notes before the date that is six months prior to the maturity date, Sysco will pay an amount equal to the greater of 100% of the principal amount of the Notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed. If Sysco elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, Sysco will pay an amount equal to 100% of the principal amount of the Notes to be redeemed. Sysco will pay accrued and unpaid interest on the Notes redeemed to the redemption date.

The foregoing descriptions of the Supplemental Indentures and the terms of the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures and the forms of the Notes, which are filed as exhibits to this Current Report on Form 8-K.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K that that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. For a discussion of additional factors impacting Sysco’s business, see the Sysco’s Annual Report on Form 10-K for the year ended July 1, 2017, as filed with the SEC, and Sysco’s subsequent filings with the SEC. Sysco does not undertake to update its forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

4.1	Thirty-Second Supplemental Indenture, dated as of March 19, 2018, among Sysco, the Guarantors and the Trustee relating to the 2025 Notes

4.2	Form of 3.550% Senior Note due March 15, 2025 (included as Annex A to Exhibit 4.1 above)

4.3	Thirty-Third Supplemental Indenture, dated as of March 19, 2018, among Sysco, the Guarantors and the Trustee relating to the 2048 Notes

4.4	Form of 4.450% Senior Note due March 15, 2048 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Bracewell LLP

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 above)

EXHIBIT INDEX

Exhibit Number	Description

4.1	Thirty-Second Supplemental Indenture, dated as of March 19, 2018, among Sysco, the Guarantors and the Trustee relating to the 2025 Notes

4.2	Form of 3.550% Senior Note due March 15, 2025 (included as Annex A to Exhibit 4.1 above)

4.3	Thirty-Third Supplemental Indenture, dated as of March 19, 2018, among Sysco, the Guarantors and the Trustee relating to the 2048 Notes

4.4	Form of 4.450% Senior Note due March 15, 2048 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Bracewell LLP

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: March 19, 2018	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary